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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated November 12, 1996, included in Helisys, Inc.'s Form 10-KSB for the year ended July 31, 1996, and to all references to our Firm included in this registration statement.

                                                       ARTHUR ANDERSEN LLP

Orange County, California
January 31, 1997